Exhibit 99.01 Tecogen Announces Third Quarter 2018 Results Reporting a 14% increase in Product Sales WALTHAM, Mass., November 13, 2018 - Tecogen® Inc. (NASDAQ:TGEN), a leading manufacturer of clean energy products which, through patented technology, nearly eliminate criteria pollutants and significantly reduce a customer's carbon footprint, reported revenues of $7,938,684 for the quarter ended September 30, 2018 compared to $8,501,198 for the same period in 2017, a 6.6% decline in top line revenue. Energy production revenue from the sites of our wholly-owned subsidiary, American DG Energy, contributed $1,459,820 in revenue to the quarterly result. Consolidated gross profit for the third quarter of 2018 was $2,883,098 compared to $3,258,031 in the third quarter of 2017, a decrease of 11.5% in overall gross profit year over year. Revenue results were highlighted by growth in product sales of 14.0%, helped by significant progress in our chiller sales segment. Total services related revenues for the third quarter of 2018 declined by 17.8% over the prior year period, primarily due to decreased installation activity. The third quarter saw a decline in cogeneration sales as more attention is focused on rapidly growing market segments for our gas engine chiller products. We are currently expanding our gas chiller line with an ammonia-based refrigeration product called TecoFrost used for industrial cooling applications such as cold storage and ice production. We anticipate reaching market with TecoFrost production in early 2019. Product gross margin improved to 38.7% for the third quarter of 2018 compared to 36.6% for the same period in 2017. Combined products and services gross margin remained level at 35% for the third quarters of both 2018 and 2017. Overall gross margin for the quarter was 36.3% compared to 38.3% in the third quarter of 2017, within management's targeted 35-40% gross margin range. Adjusted non-GAAP EBITDA(1), excluding the unrealized gain or loss on EuroSite Power Inc.'s shares owned by American DG Energy, stock-compensation expense and merger related expenses, was negative $258,655 for the third quarter of 2018 versus positive $295,755 for the third quarter of 2017, a difference of $554,410. (Adjusted EBITDA is defined as net income or loss attributable to Tecogen, adjusted for interest, depreciation and amortization, stock- based compensation expense, unrealized gain or loss on equity securities and merger related expenses. See table following the statements of operations for a reconciliation from net income (loss) to Adjusted EBITDA as well as important disclosures about the company's use of Adjusted EBITDA). On a combined basis, operating expenses increased to $3,445,410 for the third quarter 2018 from $3,172,492 in the third quarter of 2017. An increase in research and development expenses of 16.3% to $281,094, and selling expenses which rose 15.6% to $581,716, along with an increase in G&A costs, accounted for this increase. The increased expenses for the quarter are partially attributable to the Company’s investment in the future through research and development, as discussed in the "Emissions Technology" section below and selling activities with such expenses increasing year over year. We have also realized an increase in general and administrative expenses of year over year.

Exhibit 99.01 Loss from operations was $562,312 compared to income of $85,539 in the prior year comparable period. Similarly, net loss attributable to the Company for the quarter was $603,037 compared to comprehensive income for the quarter ended September 30, 2017 of $66,572, a difference of $669,609. “While we are disappointed with the drop in overall revenues, the third quarter saw a lot of progress in terms of positioning the company for future growth,” commented Benjamin Locke, CEO. “Our increase in product sales is due to our focused sales activity around our exclusive gas engine cooling systems, and in October we announced a plan for continued development of our Ultera emissions system with our forklift partner, Mitsubishi Caterpillar Forklift America Inc. We expect product sales and overall revenues in our core business to rebound as we execute on our plans to expand our chiller product line, and we anticipate initiating a fleet retrofit project with our forklift partner in 2019.” Backlog of products and installations was $15.7 million as of the end of the third quarter of 2018 and stood at $20.2 million as of November 9, 2018. Given the importance of our growing chiller sales segment, we are pleased to announce our chiller backlog was $6.3 million of product as of November 9, 2018, all of which is expected to ship by mid-2019. Major Highlights: Financial • As of the end of Q3 2018, on a trailing four quarters basis, revenue was $37 million showing revenue growth of 23% year over year and gross profit was $13.7 million. • Product revenue for the third quarter increased by 14% over the third quarter of 2017, with chiller product sales increasing by 89%, to $1,101,216 for the third quarter of 2018 compared to $583,431 for the same period in 2017, underscoring the growing interest in our chiller products. Revenue from services and energy production declined by 17.8% and 6.2% respectively during the third quarter of 2018 compared to the third quarter of 2017. • Overall gross margin was 36.3% for the third quarter of 2018 compared to 38.3% for the third quarter of 2017, resulting from the combination of an increase in product gross margin, and decreases in gross margins for services and energy production. • Product gross margin was 38.7% for the third quarter of 2018 compared to 36.6% for the third quarter of 2017. Product gross margin was primarily helped by the materials and supplier arrangements put in place in previous quarters. • Service gross margin declined to 32.2% in the third quarter of 2018 compared to 34.0% for the third quarter of 2017. Service gross margin is impacted by margins realized on installation projects. • Energy production gross margin for the third quarter of 2018 was 42.3% compared with the previous year's third quarter, which was an exceptionally strong 53.5% due to a one-time incentive payment received in the third quarter of 2017. The margin for the third quarter of 2018 is consistent with management's expectations. • Net loss attributable to Tecogen for the three months ended September 30, 2018 was $603,037 compared to income of $27,211 for the same period in 2017 and comprehensive income of $66,572 for the same period in 2017. • Net loss per share was $0.02 for the three months ended September 30, 2018 and $0.00 for the comparative period in 2017.

Exhibit 99.01 • Current assets at quarter end of $22,925,281 were more than twice current liabilities of $11,340,611. Current liabilities as of September 30, 2018 included $1,708,888 of short-term debt on the Company's revolving line of credit. Sales & Operations • Product revenues increased 14.0% from the same period in 2017 primarily due to a continued high demand for our gas fired chillers. • First nine months of 2018 chiller sales increased 77.3% over the first nine months of 2017 and current chiller backlog increased to $6.3 million. • Advanced discussions with production partner to re-launch TecoFrost to meet the growing demand for natural gas cooling using ammonia refrigerants for cold storage and other premium chiller applications. • Received order to replace outdated TecoChill system at University of Connecticut with 4-400 ton system ensuring continued long-term service revenues with the University. • Current sales backlog of equipment and installations as of November 9, 2018 is $20.2 million, driven by strong traction in both the InVerde and TecoChill product lines, as well as installation services. As of September 30, 2018, the backlog was $15.7 million compared to $14.5 million as of September 30, 2017, showing a sustainable backlog at this level. Emissions Technology • Presented scientific paper on forklift truck program results at the World LPG Forum to an international audience of propane industry executives. Presentation described successful emissions reductions on a forklift provided by manufacturing partner, Mitsubishi Caterpillar Forklift America Inc. (MCFA), a leading manufacturer of forklift trucks, supplying a full line throughout North, South and Central America. • Developing next phase development program with MCFA that includes incorporating alternative engine control software for optimizing conditions for the Ultera process. The test software, under development by MCFA in Japan, is expected to lead to additional emission reductions on the forklift prototype at Tecogen, after which it will be returned to MCFA in Houston for additional testing. • Provided a proposal to the Propane Education and Research Council (PERC), to provide funding for next phase to support the ongoing MCFA development tasks. • Third party compliance testing was completed for most of the Ultera-equipped generators located in Southern California (one remains to be tested). All were found compliant, meeting the final requirement for their air permits. Ultera kits we sold to this customer for retrofit into their onsite natural gas generators to allow the generators to be permitted for continuous operation resulted in the first natural gas engines permitted to these levels - which we believe to be the strictest in existence - without hourly restriction or special exemption. • Continuing development work for on-road mobile applications of Ultera under company funded subcontract to a highly-respected, independent institution that specializes in powertrain research. The research focused on a specialized catalyst formulation expected to promote improved removal of the major categories of criteria pollutants (NOx, CO and hydrocarbons). We are currently discussing the specific formulation with a researcher having the ability to produce a test sample. Commenting on the progress of the Ultera technology platform, Robert Panora, President and COO noted, “The successful implementation of our Ultera emissions technology on a commercial forklift truck provided by the manufacturing sponsor, MCFA, validates key components of the Ultera system. Importantly, the results are directly translatable to our effort to develop Ultera for automotive applications. We are excited with our progress this quarter.”

Exhibit 99.01 Conference Call Scheduled for Today at 11:00 am ET Tecogen will host a conference call today to discuss the third quarter results beginning at 11:00 am eastern time. To listen to the call dial (877) 407-7186 within the U.S. and Canada, or (201) 689-8052 from other international locations. Participants should ask to be joined to the Tecogen third quarter 2018 earnings call. Please begin dialing 10 minutes before the scheduled starting time. The earnings press release will be available on the Company website at www.Tecogen.com in the "News and Events" section under "About Us." The earnings conference call will be webcast live. To view the associated slides, register for and listen to the webcast, go to https://ir.tecogen.com/financial-results. Following the call, the webcast will be archived for 30 days. The earnings conference call will be recorded and available for playback one hour after the end of the call through November 27, 2018. To listen to the playback, dial (877) 660-6853 within the U.S. and Canada, or (201) 612-7415 from other international locations and use Conference Call ID#: 13672659. About Tecogen Tecogen Inc. designs, manufactures, sells, installs, and maintains high efficiency, ultra-clean, cogeneration products including natural gas engine-driven combined heat and power, air conditioning systems, and high-efficiency water heaters for residential, commercial, recreational and industrial use. The company is known for cost efficient, environmentally friendly and reliable products for energy production that, through patented technology, nearly eliminate criteria pollutants and significantly reduce a customer’s carbon footprint. In business for over 35 years, Tecogen has shipped more than 3,000 units, supported by an established network of engineering, sales, and service personnel across the United States. For more information, please visit www.tecogen.com or contact us for a free Site Assessment. Tecogen, InVerde, e+, Ilios, Tecochill, and Ultera are registered or pending trademarks of Tecogen Inc. Forward Looking Statements This press release and any accompanying documents, contain “forward-looking statements” which may describe strategies, goals, outlooks or other non-historical matters, or projected revenues, income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward- looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward- looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth.

Exhibit 99.01 In addition to GAAP financial measures, this press release includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. Tecogen Media & Investor Relations Contact Information: Benjamin Locke P: 781-466-6402 E: Benjamin.Locke@tecogen.com

Exhibit 99.01 TECOGEN INC. CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited) September 30, 2018 December 31, 2017 ASSETS Current assets: Cash and cash equivalents $ 136,717 $ 1,673,072 Accounts receivable, net 11,548,663 9,536,673 Unbilled revenue 4,441,565 3,963,133 Inventory, net 5,983,067 5,130,805 Due from related party — 585,492 Prepaid and other current assets 815,269 771,526 Total current assets 22,925,281 21,660,701 Property, plant and equipment, net 11,107,509 12,265,711 Intangible assets, net 2,935,279 2,896,458 Goodwill 13,365,655 13,365,655 Other assets 427,810 482,551 TOTAL ASSETS $ 50,761,534 $ 50,671,076 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Revolving line of credit, bank $ 1,708,888 $ — Accounts payable 5,716,426 5,095,285 Accrued expenses 2,196,921 1,416,976 Deferred revenue 1,718,376 1,293,638 Loan due to related party — 850,000 Interest payable, related party — 52,265 Total current liabilities 11,340,611 8,708,164 Long-term liabilities: Deferred revenue, net of current portion 343,031 538,100 Unfavorable contract liability, net 6,534,074 7,729,667 Total liabilities 18,217,716 16,975,931 Commitments and contingencies (Note 10) Stockholders’ equity: Tecogen Inc. stockholders’ equity: Common stock, $0.001 par value; 100,000,000 shares authorized; 24,819,646 and 24,766,892 issued and outstanding at September 30, 2018 and December 31, 2017, respectively 24,819 24,767 Additional paid-in capital 56,371,583 56,176,330 Accumulated other comprehensive loss-investment securities — (165,317) Accumulated deficit (24,298,191) (22,796,246) Total Tecogen Inc. stockholders’ equity 32,098,211 33,239,534 Noncontrolling interest 445,607 455,611 Total stockholders’ equity 32,543,818 33,695,145 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 50,761,534 $ 50,671,076

Exhibit 99.01 TECOGEN INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (unaudited) Three Months Ended September 30, 2018 September 30, 2017 Revenues Products $ 2,765,094 $ 2,425,616 Services 3,713,770 4,519,467 Energy production 1,459,820 1,556,115 Total revenues 7,938,684 8,501,198 Cost of sales Products 1,695,347 1,538,515 Services 2,517,210 2,981,454 Energy production 843,029 723,198 Total cost of sales 5,055,586 5,243,167 Gross profit 2,883,098 3,258,031 Operating expenses General and administrative 2,582,600 2,427,352 Selling 581,716 503,415 Research and development 281,094 241,725 Total operating expenses 3,445,410 3,172,492 Income (loss) from operations (562,312) 85,539 Other income (expense) Interest income and other expense, net 4,168 14,849 Interest expense (33,380) (45,242) Unrealized gain on investment securities 19,681 — Total other expense, net (9,531) (30,393) Income (loss) before provision for state income taxes (571,843) 55,146 Provision for state income taxes 3,815 — Consolidated net income (loss) (575,658) 55,146 Income attributable to the noncontrolling interest (27,379) (27,935) Net income (loss) attributable to Tecogen Inc. $ (603,037) 27,211 Other comprehensive income - unrealized gain on securities 39,361 Comprehensive income $ 66,572 Net loss per share - basic and diluted $ (0.02) $ 0.00 Weighted average shares outstanding - basic 24,819,056 24,720,613 Non-GAAP financial disclosure (1) Net loss attributable to Tecogen Inc. $ (603,037) $ 27,211 Interest & other expense, net 9,531 30,393 Income taxes 3,815 — Depreciation & amortization, net 199,938 160,061 EBITDA (389,753) 217,665 Stock based compensation 55,330 40,645 Merger related expenses 75,768 37,445 Adjusted EBITDA $ (258,655) $ 295,755

Exhibit 99.01 TECOGEN INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (unaudited) Nine Months Ended September 30, 2018 September 30, 2017 Revenues Products $ 8,922,257 $ 8,349,159 Services 12,894,439 12,259,037 Energy production 4,750,580 2,330,307 Total revenues 26,567,276 22,938,503 Cost of sales Products 5,596,272 5,261,245 Services 8,262,104 7,464,193 Energy production 2,828,405 1,053,741 Total cost of sales 16,686,781 13,779,179 Gross profit 9,880,495 9,159,324 Operating expenses General and administrative 8,122,856 7,042,500 Selling 1,892,229 1,558,378 Research and development 993,102 641,064 Total operating expenses 11,008,187 9,241,942 Loss from operations (1,127,692) (82,618) Other income (expense) Interest and other income 7,926 21,033 Interest expense (56,195) (115,026) Unrealized loss on investment securities (59,042) — Total other expense, net (107,311) (93,993) Loss before provision for state income taxes (1,235,003) (176,611) Provision for state income taxes 3,815 — Consolidated net loss (1,277,682) (176,611) Income attributable to the noncontrolling interest (58,946) (44,933) Net loss attributable to Tecogen Inc. $ (1,336,628) (221,544) Other comprehensive loss - unrealized loss on securities (184,998) Comprehensive loss $ (406,542) Net loss per share - basic and diluted $ (0.05) $ (0.01) Weighted average shares outstanding - basic and diluted 24,813,936 22,643,406 Non-GAAP financial disclosure (1) Net loss attributable to Tecogen Inc. $ (1,336,628) $ (221,544) Interest & other expense, net 107,311 93,993 Depreciation & amortization, net 586,188 402,939 EBITDA (600,450) 275,388 Stock based compensation 133,808 138,329 Merger related expenses 181,935 156,298 Adjusted EBITDA $ (284,707) $ 570,015

Exhibit 99.01 TECOGEN INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

Exhibit 99.01 Nine Months Ended September 30, 2018 September 30, 2017 CASH FLOWS FROM OPERATING ACTIVITIES: Consolidated net loss $ (1,277,682) $ (176,611) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation, accretion and amortization, net 586,188 402,939 Gain on contract termination (124,732) — Provision on inventory reserve 1,000 43,609 Stock-based compensation 133,808 138,329 Non-cash interest expense — 577 Loss on sale of assets 13,343 2,909 Provision for losses on accounts receivable 4,395 8,000 Changes in operating assets and liabilities, net of effects of acquisitions (Increase) decrease in: Accounts receivable (1,840,150) (1,908,655) Unbilled revenue (245,892) (776,365) Inventory, net (853,262) (1,279,847) Due from related party 585,492 (236,971) Prepaid expenses and other current assets (43,743) (18,673) Other non-current assets 54,741 (32,251) Increase (decrease) in: Accounts payable (262,925) 1,641,206 Accrued expenses and other current liabilities 779,945 (233,824) Deferred revenue 185,059 407,379 Interest payable, related party (52,265) 21,378 Net cash used in operating activities (2,356,680) (1,996,871) CASH FLOWS FROM INVESTING ACTIVITIES: Purchases of property and equipment (273,814) (315,205) Proceeds from sale of assets 3,606 — Purchases of intangible assets (203,648) (34,551) Cash acquired in asset acquisition 442,746 971,454 Expenses associated with asset acquisition (900) — Payment of stock issuance costs (908) (367,101) Distributions to noncontrolling interest (68,950) (31,362) Net cash provided by (used in) investing activities (101,868) 223,235 CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from revolving line of credit 12,550,590 — Payments on revolving line of credit (10,696,691) — Payments for debt issuance costs (145,011) — Proceeds from the exercise of stock options 63,305 128,918 Payment on loan due to related party (850,000) — Net cash provided by financing activities 922,193 128,918 Change in cash and cash equivalents (1,536,355) (1,644,718) Cash and cash equivalents, beginning of the period 1,673,072 3,721,765 Cash and cash equivalents, end of the period $ 136,717 $ 2,077,047 Supplemental disclosures of cash flows information: Cash paid for interest $ 112,460 $ 95,550 Cash paid for taxes $ 44,864 $ — Issuance of stock to acquire American DG Energy $ — $ 18,745,007 Issuance of Tecogen stock options in exchange for American DG Energy options $ — $ 114,896

Exhibit 99.01 (1) Non-GAAP Financial Measures In addition to reporting net income, a U.S. generally accepted accounting principle (“GAAP”) measure, this news release contains information about EBITDA (net income (loss) attributable to Tecogen Inc adjusted for interest, depreciation and amortization, stock based compensation expense, unrealized gain or loss on investment securities and merger related expenses), which is a non-GAAP measure. The Company believes EBITDA allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. EBITDA is not calculated through the application of GAAP. Accordingly, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.